Pursuant to Rule 497(e)
                                                      Registration No. 033-69760
================================================================================
DELAFIELD FUND, INC.

                                                        600 Fifth Avenue
                                                        New York, New York 10020
                                                       (212) 830-5220
--------------------------------------------------------------------------------

Supplement dated April 24, 2003, to the Prospectus dated April 30, 2002.

On April 24, 2003, the shareholders of Delafield Fund, Inc. (the "Fund"), voted to approve an amendment to the Fund's Distribution and Service Plan (the "12b-1 Plan") to implement the payment of a service fee by the Fund of 0.25% of the Fund's average daily net assets through a Shareholder Servicing Agreement with the Fund's distributor (the "Distributor"). Under the Shareholder Servicing Agreement, the Distributor receives a service fee equal to .25% per annum of the Fund's average daily net assets for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to participating organizations with respect to their provision of such services to their clients or customers who are shareholders of the Fund. The Board of Directors of the Fund had previously approved this amendment on February 7, 2003, subject to the approval of the shareholders of the Fund.

In light of this amendment, the following revisions to the Fund's Prospectus are effective as of April 24, 2003:

The Annual Fund Operating Expenses and the Example, both contained in the FEE TABLE on page 4 are replaced with the following:

       Annual Fund Operating Expenses
       ------------------------------
       (expenses that are deducted from Fund assets)

       Management Fees..................................             .80%
       Distribution and Service (12b-1) Fees............             .25%
       Other Expenses...................................             .45%
              Administration Fees.......................       .21%____
       Total Annual Fund Operating Expenses.............           1.50%
       12b-1 Fee Waiver1................................             .19%
                                                                   ------
       Net Total Annual Fund Operating Expenses.........           1.31%

----------


1 Pursuant to an Expense Limitation Agreement, the Fund's distributor has contractually agreed to cap the maximum fees payable to it by the Fund under the Shareholder Servicing Agreement to not more than the lesser of
     (i) 0.15% per annum of the Fund's average daily net assets and (ii) the actual costs incurred by the distributor to provide or to compensate others for providing servicing. The Expense Limitation Agreement will terminate on April 24, 2004. The 12b-1 Fee Waiver in the table is based upon the Fund's current average daily net assets and the current actual costs incurred by the distributor to provide or to compensate others for providing servicing.

       Example
       -------

       This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

       The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses* remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year           3 Years                5 Years               10 Years
         $133             $455                   $800                  $1,774

The second sentence of the second paragraph on page 7 is replaced with the following:

          "Under the Investment Management Contract, the Fund will pay a management fee at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; and 0.70% on all net assets of the Fund over $500 million."

In addition, the Board has agreed to waive the imposition of the 2.00% redemption fee (currently imposed on Fund shares held for 90 days or less) until May 24, 2003. This waiver will allow shareholders to sell their shares in the Fund without paying a redemption fee if they do not wish to remain in the Fund as a result of the implementation of the service fee.

----------
* This example assumes expenses of 1.31% for the first year and 1.50% for each year therafter.

                                                      Pursuant to Rule 497(e)
                                                      Registration No. 033-69760

================================================================================


DELAFIELD FUND, INC.                                    600 Fifth Avenue
                                                        New York, New York 10020
                                                       (212) 830-5220
--------------------------------------------------------------------------------
Supplement dated April 24, 2003, to the Statement of Additional Information dated April 30, 2002.

     On April 24, 2003, the shareholders of Delafield Fund, Inc. (the "Fund"), voted to approve an amendment to the Fund's Distribution and Service Plan (the "12b-1 Plan") to implement the payment of a service fee by the Fund of 0.25% of the Fund's average daily net assets through a Shareholder Servicing Agreement with the Fund's distributor. The Board of Directors of the Fund had previously approved this amendment on February 7, 2003, subject to the approval of the shareholders of the Fund. In light of this change, the following revisions to the Fund's Statement of Additional Information are effective as of April 24, 2003:

The first sentence of the last paragraph on page 8 is replaced with the following:

     "Under the Investment Management Contract, the Fund will pay a management fee at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; and 0.70% on all net assets over $500 million."

The following paragraph is added after the first paragraph on page 9:

     "Additional expenses for shareholder services and distribution services provided by Participating Organizations to Fund shareholders may be compensated for by the Fund's distributor from its own resources which includes the shareholder servicing fee and by the Manager from its own resources which includes the management and/or administrative services fee and past profits."

The last sentence of the first paragraph under Distribution and Service Plan on page 9 is replaced with the following:

     "The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement with the Distributor."

The second paragraph under Distribution and Service Plan on page 9 is deleted.

The following paragraph is added after the fourth paragraph in Distribution and Service Plan on page 9:

     "Under the Shareholder Servicing Agreement, the Distributor receives from the Fund a service fee equal to .25% per annum of the Fund's average daily net assets (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund."

The fifth paragraph under Distribution and Service Plan on page 9 is replaced with the following:

     "The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes:
     (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Fund;
     (ii) to compensate certain Participating Organizations for providing assistance in distributing the shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year."

The first, second and third sentences of the last paragraph in Distribution and Service Plan on page 9 are replaced with the following:

     "The Plan was approved by the Board of Directors on February 7, 2003, and by shareholders on April 24, 2003. The Plan will continue in effect until April 24, 2004, unless earlier terminated in accordance with its terms, and thereafter may continue in effect for successive annual periods if approved each year by shareholders or by the Board of Directors including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreement related to the Plan."